UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2023

LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

797 Commonwealth Drive, Warrendale, Pennsylvania 15086

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events

As previously disclosed, Limbach Holdings, Inc. (the “Company”) has filed a petition in the Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking, among other matters, the validation of the Company’s 2022 Stockholder Actions (as defined below) (the “Section 205 Action”). The Section 205 Action was filed on August 2, 2023 by the Company in the Court of Chancery and is captioned In re Limbach Holdings, Inc., C.A. No. 2023-0785- SG (Del. Ch.). A copy of the Company’s petition filed in the Section 205 Action is attached as Exhibit 99.1 to this Form 8-K. The same day the Section 205 Action was filed, the Company also moved that the Court’s consideration of the Section 205 Action be expedited.

The Section 205 Action relates to matters taken at the Company’s 2022 Annual Meeting of Stockholders held on June 22, 2022 (the “2022 Annual Meeting”). At the 2022 Annual Meeting the Company’s stockholders approved, (i) the election of two Class C members of the Company’s Board of Directors; (ii) the approval of an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, which included an increase in the number of authorized shares under the plan by 350,000 shares of the Company’s common stock, par value $0.0001 per share; (iii) a non-binding advisory vote on the compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “2022 Stockholder Actions”). The 2022 Stockholder Actions are described more fully in the Company’s definitive proxy statement for the 2022 Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on April 29, 2022, and the voting results from the meeting are set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 23, 2022. The record date established for the 2022 Annual Meeting was April 22, 2022, which exceeded by one day the maximum of 60 days by which a record date is permitted to precede a meeting of stockholders under the DGCL and the Company’s Amended and Restated Bylaws. The Section 205 Action seeks to validate the 2022 Annual Meeting record date, the 2022 Annual Meeting, the 2022 Stockholder Actions and any other further relief the Court of Chancery deems appropriate.

On August 11, 2023, the Court of Chancery directed the Company (i) to file this Form 8-K, attaching the petition filed by the Company in the Section 205 Action and (ii) to notify stockholders that the Court of Chancery will hold a final hearing to consider the merits of the petition filed by the Company in the Section 205 Action on September 18, 2023, at 10:00 a.m. Eastern Time, at the Kent County Courthouse, 414 Federal Street, Dover, DE 19901 (the “Section 205 Hearing”). This Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Section 205 Action, such stockholders of the Company may (i) appear at the hearing in the Section 205 Action or (ii) file a written submission with the Register in Chancery, Kent County Courthouse, 414 Federal Street, Dover, DE 19901, referring to the case caption, In re Limbach Holdings, Inc., C.A. No. 2023-0785- SG (Del. Ch.), in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, Kaan Ekiner, Cozen O’Connor, at kekiner@cozen.com.

Forward-Looking Statements

The Company makes forward-looking statements in this Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to the Company as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. There may be additional risks that the Company considers immaterial or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. With respect to the matters addressed in this report, no assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the DGCL or any claims, proceedings or litigation regarding the 2022 Stockholder Actions, the 2022 Annual Meeting and the record date related thereto. The Company’s Section 205 proceeding is, and any other litigation regarding the 2022 Stockholder Action, the 2022 Annual Meeting and the record date related thereto would be, subject to the uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainties in or related to the 2022 Stockholder Actions, the 2022 Annual Meeting and the record date related thereto, if at all. If the Company is unsuccessful in the Section 205 proceeding, claims alleging that the 2022 Stockholder Actions were not valid could have an adverse effect on the Company. Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the SEC (www.sec.gov) and as a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by those forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Petition filed by Limbach Holdings, Inc. in the Delaware Court of Chancery on August 2, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President and Chief Financial Officer

Dated: August 16, 2023